Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes certain non-cash mark-to-market derivative financial instruments. Adjusted income from continuing operations further excludes impairment losses, income associated with certain divestments, gains and losses on disposal of discontinued operations and income and losses from discontinued operations. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Quarter Ended 6/30/2015
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(111.6)	(1.52)
Non-cash mark-to-market losses (net of $41.7 tax)	75.1	1.02
Asset impairment, other (net of $24.0 tax)	42.9	0.58
Loss associated w/ San Juan Basin divestment (net of $0.9 tax)	1.2	0.02

Adjusted Income from Continuing Operations (Non-GAAP)	7.7	0.10

	Quarter Ended 6/30/2014
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(8.0)	(0.11)
Non-cash mark-to-market losses (net of $21.5 tax)	38.1	0.52
Asset impairment, other (net of $0.9 tax)	1.6	0.02
Income associated w/ San Juan Basin divestment (net of $5.9 tax)	(10.6)	(0.15)

Adjusted Net Income from All Operations (Non-GAAP)	21.2	0.29

Loss from discontinued operations (net of $3.0 tax)	4.8	0.07

Adjusted Income from Continuing Operations (Non-GAAP)	26.0	0.36

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes income associated with certain divestments, impairment losses, certain non-cash mark-to-market derivative financial instruments, income and losses from discontinued operations and gains and losses on disposal of discontinued operations. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information

	Quarter Ended 6/30
($ in millions)	2015	2014

Energen Net Income (Loss) (GAAP)	(111.6)	(8.0)
(Income) Loss associated w/ San Juan Basin divestment, net of tax	1.2	(10.6)

Adjusted Net Income from Continuing Operations (Non-GAAP)	(110.4)	(18.6)

Interest expense *	11.2	8.0
Income tax expense (benefit) *	(60.4)	(6.9)
Depreciation, depletion and amortization *	149.8	121.9
Accretion expense *	1.7	1.5
Exploration expense *	4.5	0.0
Dry hole expense *	6.5	1.2
Adjustment for asset impairment *	60.4	1.3
Adjustment for mark-to-market losses	116.9	59.6
Adjustment for income from discontinued operations, net of tax	0.0	4.8

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	180.3	172.9

Note: Amounts may not sum due to rounding

*	Amount adjusted to exclude San Juan Basin divestment. See reconciliation to GAAP Information for the Quarter Ended 6/30/2015 and 6/30/2014.

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with the divestment of assets held in the San Juan Basin provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding San Juan Divestment

Reconciliation to GAAP Information

(in thousands except per share and production data)	Quarter Ended June 30, 2015
	GAAP	$/BOE	San Juan Basin	$/BOE	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$219,290		$592		$218,698
Gain (loss) on derivative instruments	(50,964)		—		(50,964)

Total Revenues	168,326		592		167,734

Operating Costs and Expenses
Oil, natural gas liquids & natural gas production	53,581	$9.15	1,886	$40.13	51,695	$8.90
Production and ad valorem taxes	13,352	$2.28	(174)	($3.70)	13,526	$2.33
O&G Depreciation, depletion and amortization	148,374	$25.35	—	$0.00	148,374	$25.56
FF&E Depreciation, depletion and amortization	1,469	$0.25	—	$0.00	1,469	$0.25
Asset impairment	60,413		—		60,413
Exploration	11,018		—		11,018
General and administrative	38,652	$6.60	(1)	($0.02)	38,653	$6.66
Accretion of discount on asset retirement obligations	1,669		—		1,669
(Gain) loss on sale of assets and other	1,476		994		482

Total costs and expenses	330,004		2,705		327,299

Operating Income (Loss)	(161,678)		(2,113)		(159,565)

Other Income/(Expense)
Interest Expense	(11,244)		—		(11,244)
Other income	41		—		41

Total other expense	(11,203)		—		(11,203)

Income (Loss) from Continuing Operations Before Income Taxes	(172,881)		(2,113)		(170,768)
Income tax expense (benefit)	(61,280)		(864)		(60,416)

Income (Loss) From Continuing Operations	(111,601)		(1,249)		(110,352)

Discontinued Operations, net of tax
Income from discontinued operations	—		—		—
Loss on Disposal of discontinued ops	—		—		—

Income from discontinued ops	—		—		—

Net Income (Loss)	$(111,601)		$(1,249)		$(110,352)

Diluted Earnings Per Average Common Share
Continuing Operations	$(1.52)		$(0.02)		$(1.50)
Discontinued Operations	$—		$—		$—

Net Income (Loss)	$(1.52)		$(0.02)		$(1.50)

Basic earning Per Average Common Share
Continuing Operations	$(1.52)		$(0.02)		$(1.50)
Discontinued Operations	$—		$—		$—

Net Income (Loss)	$(1.52)		$(0.02)		$(1.50)

Oil	3,594		(1)		3,595
NGL	1,070		10		1,060
Gas	1,189		38		1,151

Total Production (mboe)	5,853		47		5,806

Total Production (boepd)	64,319		516		63,802

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with the divestment of assets held in the San Juan Basin provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding San Juan Divestment

Reconciliation to GAAP Information

(in thousands except per share and production data)	Quarter Ended June 30, 2014
	GAAP	$/BOE	San Juan Basin	$/BOE	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$355,852		$43,086		$312,766
Gain (loss) on derivative instruments	(84,846)		6,278		(91,124)

Total Revenues	271,006		49,364		221,642

Operating Costs and Expenses
Oil, natural gas liquids & natural gas production	64,697	$10.20	15,017	$9.21	49,680	$10.54
Production and ad valorem taxes	28,049	$4.42	3,750	$2.30	24,299	$5.15
O&G Depreciation, depletion and amortization	135,164	$21.31	14,288	$8.77	120,876	$25.63
FF&E Depreciation, depletion and amortization	1,080	$0.17	62	$0.04	1,018	$0.22
Asset impairment	1,342		—		1,342
Exploration	1,233		3		1,230
General and administrative	33,542	$5.29	(612)	($0.38)	34,154	$7.25
Accretion of discount on asset retirement obligations	1,883		388		1,495
(Gain) loss on sale of assets and other	909		—		909

Total costs and expenses	267,899		32,896		235,003

Operating Income (Loss)	3,107		16,468		(13,361)

Other Income/(Expense)
Interest Expense	(7,964)		—		(7,964)
Other income	687		—		687

Total other expense	(7,277)		—		(7,277)

Income (Loss) from Continuing Operations Before Income Taxes	(4,170)		16,468		(20,638)
Income tax expense (benefit)	(1,016)		5,853		(6,869)

Income (Loss) From Continuing Operations	(3,154)		10,615		(13,769)

Discontinued Operations, net of tax
Income (Loss) from discontinued operations	(4,799)		—		(4,799)
Loss on Disposal of discontinued ops	—		—		—

Income from discontinued ops	(4,799)		—		(4,799)

Net Income (Loss)	$(7,953)		$10,615		$(18,568)

Diluted Earnings Per Average Common Share
Continuing Operations	$(0.04)		$0.15		$(0.19)
Discontinued Operations	$(0.07)		$—		$(0.07)

Net Income (Loss)	$(0.11)		$0.15		$(0.26)

Basic earning Per Average Common Share
Continuing Operations	$(0.04)		$0.15		$(0.19)
Discontinued Operations	$(0.07)		$—		$(0.07)

Net Income (Loss)	$(0.11)		$0.15		$(0.26)

Oil	2,833		3		2,830
NGL	1,065		167		898
Gas	2,446		1,460		986

Total Production (mboe)	6,344		1,630		4,714

Total Production (boepd)	69,714		17,912		51,802

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Excluding production associated with certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding data associated with the divestment of assets held in the San Juan Basin provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this measure is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Production Excluding San Juan Divestment

Reconciliation to GAAP Information

	Quarter Ended March 31, 2015
	GAAP	San Juan Basin	Non-GAAP

Oil	3,235	2	3,233
NGL	861	129	732
Gas	2,213	1,309	904

Total Production (mboe)	6,309	1,440	4,869

Total Production (boepd)	70,100	16,000	54,100

Energen Production Excluding San Juan Divestment

Reconciliation to GAAP Information

	Year-to-Date Ended December 31, 2014
	GAAP	San Juan Basin	Non-GAAP

Oil	11,814	16	11,798
NGL	4,103	695	3,408
Gas	9,767	5,876	3,891

Total Production (mboe)	25,684	6,587	19,097

Total Production (boepd)	70,367	18,047	52,320

Note: Amounts may not sum due to rounding